EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2007 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies to his knowledge that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: April 15, 2008                         /S/ DANIEL A. ROLING
                                             -------------------------------
                                             Daniel A. Roling
                                             Chief Executive Officer


Date: April 15, 2008                         /S/ MICHAEL R. CASTLE
                                             -------------------------------
                                             Michael R. Castle
                                             Chief Financial Officer